SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2005

Navigant Consulting, Inc.

(Exact name of Registrant as specified in its charter)

Commission File No. 0-28830

Delaware	36-4094854
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

615 North Wabash Avenue, Chicago, Illinois 60611

(Address of principal executive offices, including zip code)

(312) 573-5600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant’s Current Report on Form 8-K dated February 8, 2005 is hereby amended to add Item 7 below.

“Navigant” is a service mark of Navigant International, Inc. The Company is not affiliated, associated, or in any way connected with Navigant International, Inc. and the Company’s use of “Navigant” is made under license from Navigant International, Inc.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired

Board of Directors of

Casas, Benjamin & White, LLC

We have audited the accompanying consolidated balance sheets of Casas, Benjamin & White, LLC as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in members’ equity and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Casas, Benjamin & White, LLC at December 31, 2004 and 2003, and the consolidated results of its operations and cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S generally accepted accounting principles.

As described in Note 8 to the consolidated financial statements, the Company sold substantially all of its assets to an unrelated party in February 2005.

/s/ Altschuler, Melvoin and Glasser LLP

Chicago, Illinois

February 18, 2005

2

Casas, Benjamin & White, LLC

Consolidated Balance Sheets

December 31, 2004 and 2003

	2004	2003
Assets

Current assets
Cash and cash equivalents	$679,634	$2,898,793
Accounts receivable	951,931	1,105,220
Prepaid expenses and other current assets	47,481	47,828

	1,679,046	4,051,841

Property and equipment, net	230,058	256,054

Investments	1,680,000	1,330,000

	$3,589,104	$5,637,895

Liabilities and Members’ Equity

Current liabilities
Accounts payable	$44,307	$37,622
Accrued expenses	223,806	194,716
Client retainers	613,329	505,082
Distribution payable to former member		1,445,993

	881,442	2,183,413
Members’ equity	2,707,662	3,454,482

	$3,589,104	$5,637,895

Casas, Benjamin & White, LLC

Consolidated Statements of Income

Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
Revenue	$21,956,604	$16,499,775	$16,237,905

Cost of services	5,629,439	4,616,833	4,648,965

Gross profit	16,327,165	11,882,942	11,588,940

Selling, general and administrative expenses	1,226,173	817,626	758,178
Depreciation	90,644	71,498	54,177

	1,316,817	889,124	812,355

Income from operations	15,010,348	10,993,818	10,776,585

Interest income	43,317	26,455	23,022
Distributions from investments	161,143

	204,460	26,455	23,022

Net income	$15,214,808	$11,020,273	$10,799,607

Casas, Benjamin & White, LLC

Consolidated Statements of Changes in Members’ Equity

Years Ended December 31, 2004, 2003 and 2002

	Casas	Benjamin	White	Total
Balance, January 1, 2002	$1,587,227	$1,182,987	$726,003	$3,496,217
Distributions	(4,547,055)	(3,430,166)	(2,328,401)	(10,305,622)
Net income	4,799,823	3,599,864	2,399,920	10,799,607

Balance, December 31, 2002	1,839,995	1,352,685	797,522	3,990,202
Distributions	(4,734,707)	(3,574,806)	(3,246,480)	(11,555,993)
Net income	4,897,894	3,673,421	2,448,958	11,020,273

Balance, December 31, 2003	2,003,182	1,451,300	—	3,454,482
Distributions	(7,757,847)	(7,203,781)		(14,961,628)
Guaranteed payments	(600,000)	(400,000)		(1,000,000)
Net income	7,707,405	7,507,403		15,214,808

Balance, December 31, 2004	$1,352,740	$1,354,922	$—	$2,707,662

Casas, Benjamin & White, LLC

Consolidated Statements of Cash Flows

Years Ended December 31, 2004, 2003 and 2002

	2004	2003	2002
Operating activities
Net income	$15,214,808	$11,020,273	$10,799,607
Depreciation	90,644	71,498	54,177
Investment received for professional services		(1,000,000)
Changes in
Accounts receivable	153,289	383,977	547,841
Prepaid expenses and other current assets	347	(5,721)	(26,989)
Accounts payable	6,685	25,442	(211,070)
Accrued expenses	29,090	22,945	86,463
Client retainers	108,247	274,312

Net cash provided by operating activities	15,603,110	10,792,726	11,250,029

Investing activities
Additions to property and equipment	(64,648)	(220,948)	(42,874)
Cash paid for investment	(350,000)	(150,000)

Net cash used in investing activities	(414,648)	(370,948)	(42,874)

Financing activities
Distributions and guaranteed payments to members	(17,407,621)	(10,110,000)	(10,305,622)

Net cash used in financing activities	(17,407,621)	(10,110,000)	(10,305,622)

Increase (decrease) in cash and cash equivalents	(2,219,159)	311,778	901,533

Cash and cash equivalents
Beginning of year	2,898,793	2,587,015	1,685,482

End of year	$679,634	$2,898,793	$2,587,015

Casas, Benjamin & White, LLC

Notes to the Consolidated Financial Statements

Note 1 Nature of Operations and Significant Accounting Policies

Casas, Benjamin & White, LLC (Company), a Delaware limited liability company formed in 1998, is a recognized restructuring, merger and acquisition advisory firm. The Company represents publicly traded companies, portfolio companies of private equity groups, secured creditors and unsecured creditors in a broad range of operating and capital restructuring initiatives. The Company also arranges private placements of debt and equity, advises on mergers and acquisitions, and initiates divestitures for the owners of manufacturing, distribution, healthcare, technology, retail and services businesses. Operations are conducted from the Company’s headquarters in Skokie, Illinois and also from an office in Atlanta, Georgia.

Significant accounting policies are as follows:

Basis of Reporting — The consolidated financial statements include the accounts and activities of the Company, CBW Securities, LLC and certain other entities. CBW Securities, LLC, a Delaware limited liability company formed in March 2004, is a wholly-owned subsidiary of the Company and is registered with the Securities and Exchange Commission and the National Association of Securities Dealers as a broker-dealer. CBW Securities, LLC has not commenced operations and is in the process of training and qualifying its registered representatives and applying for various licenses.

The Company has interests in certain other entities, and their purpose is to hold investments (Note 3). These entities had only minimal activity for the reporting periods.

The effect of all transactions between the Company and its consolidated entities has been eliminated.

Revenue Recognition — Restructuring fees are recognized as revenue in the period in which services are provided. Merger and acquisition advisory fees are recognized upon successful closing of the transaction and receipt of cash. Direct client expenses for travel, meals, postage, phone calls and other costs are recognized as revenue at the time of billing.

Cash and Cash Equivalents — Cash equivalents include highly liquid debt instruments and time deposits with an original maturity of three months or less. Cash equivalents are stated at cost, which approximates market.

The Company maintains its cash balances in bank and money market accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses on such accounts. Management believes that the Company is not exposed to any significant credit risk on cash.

Accounts Receivable — The Company grants trade credit to its clients located nationwide. Accounts receivable are valued at management’s estimate of the amount that will ultimately be collected. The allowance for doubtful accounts is based on specific identification of uncollectible accounts and the Company’s historical collection experience. No allowance was deemed necessary at December 31, 2004 and 2003.

Property and Equipment — Property and equipment are stated at cost, less accumulated depreciation and amortization, and are being depreciated using accelerated and straight-line methods over the estimated useful lives of the assets, generally five and seven years. Leasehold improvements are being amortized over the the life of the leases.

Casas, Benjamin & White, LLC

Notes to the Consolidated Financial Statements

Investments — Investments represent equity interests in privately held companies and are carried at cost as a ready market does not exist to indicate fair values. Any distributions received from the investments are recorded as other income. Management analyzes possible impairment of value by considering various factors including operating results, financial condition of the Company and restrictions affecting marketability. No impairment of value was noted for investments held during the reporting periods.

Client Retainers — Client retainers represent cash received in advance and not yet earned in accordance with client agreements. As services are performed, the Company reduces the liability by applying retainers to revenue.

Income Taxes — The Company is not a taxpaying entity for federal income tax purposes and, therefore, no federal income tax expense has been recorded in the financial statements. The members are taxed individually on the Company’s earnings.

Concentration of Credit Risk — Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of accounts receivable from customers. Revenue from five customers represented 63 percent, 58 percent and 44 percent of the Company’s revenue for the years ended December 31, 2004, 2003 and 2002, respectively. These customers comprise 5 percent and 46 percent of the Company’s accounts receivable at December 31, 2004 and 2003, respectively.

Accounting Estimates — In preparing financial statements in conformity with U.S. generally accepted accounting principles, management makes estimates and assumptions affecting the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain 2003 balances have been reclassified to conform to the current year’s presentation without affecting previously reported results of operations.

Note 2 Property and Equipment

Property and equipment at December 31, 2004 and 2003 consists of:

	2004	2003
Office equipment	$290,005	$233,082
Furniture and fixtures	167,884	160,159
Leasehold improvements	36,480	36,480

	494,369	429,721
Accumulated depreciation	(264,311)	(173,667)

	$230,058	$256,054

Casas, Benjamin & White, LLC

Notes to the Consolidated Financial Statements

Note 3 Investments

In connection with 2001 contributions of $179,996 and $4, respectively, the Company holds a 1 percent profits interest and certain key employees (Key Employees) hold the remaining 99 percent profits interest in CBW Key Employee Capital I, LLC (Capital I). The Key Employees’ profits interest vests in 20 percent increments annually on January 1, through January 2006. In the event a Key Employee ceases to be an employee of the Company, any unvested portion will become the interest of the Company. Capital I holds 448 common shares and 17,820 Series A Preferred shares of Club Staffing, Inc. (Club Staffing), received in exchange for $180,000. Members of the Company and their affiliates also have investments in Club Staffing, Inc. The Company has a management services agreement with Club Staffing whereby it receives $30,000 per quarter to perform certain management services. Total management fees and expenses received for the years ended December 31, 2004, 2003 and 2002 were $142,707, $127,538 and $146,828, respectively.

On April 24, 2003 the Company filed a Certificate of Formation for CBW Key Employee Capital II, LLC (Capital II). Capital II was formed with the Company as Managing Director, with the Company contributing $149,994 for a 1 percent profits interest and certain key employees (Key Employees) contributed $6 for the remaining 99 percent profits interest in Capital II. The Key Employees’ profits interest vests in 20 percent increments annually on January 1, through January 2007. In the event a Key Employee ceases to be an employee of the Company or any of its affiliates or subsidiaries, any unvested portion will become the interest of the Company. Capital II acquired 1,125 common shares in, and a $148,500, 8 percent Subordinated Promissory Note issued by GLL Holdings, Inc. (Global Link) for $150,000. Global Link Logistics, Inc., a wholly owned subsidiary of Global Link, is also a client of the Company for which the Company performed certain corporate finance services in 2003 for which it received a fee of $800,000. In addition, in 2003 the members of the Company and their affiliates invested an additional $350,000 in Global Link.

On November 19, 2003 the Company filed a Certificate of Formation for CBW-APP Holding, LLC. (CBWAPP). CBW-APP was formed with the Company as sole member, contributing $1,000 for 100 percent of CBW-APP’s membership interests. CBW-APP acquired 1,982,759 membership units in American Pad & Paper, LLC (Ampad), representing a 6.05 percent fully diluted equity interest in Ampad in exchange for (i) the conversion of a $1,000,000 investment banking fee earned by the Company in connection with the due diligence, financing, and acquisition of Ampad into a future payment contingent upon the occurrence of certain events, and (ii) a 3 percent fully diluted equity interest in Ampad earned by the Company pursuant to its client engagement letter with the majority owner of Ampad. The amount of the Company’s investment has been recorded at $1,000,000, equivalent to the future, contingent payment. No value was assigned to the membership units in Ampad, which could ultimately provide an additional return to the Company. Ampad is also a customer of the Company for which the Company performed certain corporate finance services in 2003 for which it received a cash fee of $1,050,000 (in addition to the above referenced Ampad equity interest). In 2004, the Company received a tax distribution of $161,143 from Ampad, which is reflected as other income on the 2004 consolidated statement of income.

In 2004, the Company organized CBW Key Employee Capital III, LLC (Capital III), with key company employees acquiring a 99 percent profit interest in Capital III for nominal consideration. Effective January 1, 2004, Capital III acquired a 11.25 percent membership interest in CBW-APP. An affiliate of the members of

Casas, Benjamin & White, LLC

Notes to the Consolidated Financial Statements

Company acquired a 76 percent equity interest in CBW-APP, with the Company retaining a .25 percent direct equity interest in CBW-APP. The remaining equity of CBW-APP (12.5 percent) was acquired by an unrelated party directly from CBW-APP for $250,000 cash. The Company’s investment in CBW-APP has remained at $1,000,000 at December 31, 2004. The changes in ownership of the CBW-APP membership interests did not affect the future, contingent $1,000,000 payment to the Company, because the operating agreement considers this to be a special allocation to the Company.

In addition, the Company has a management services agreement with Ampad whereby it receives $30,000 per quarter to perform certain management services, along with per diem charges for interim executive management services provided by the Company. Total management fees, per diem charges, and expenses received for the years ended December 31, 2004 and 2003 were $896,504 and $297,568, respectively.

On November 11, 2004 the Company filed a Certificate of Formation for CBW Key Employee Capital IV, LLC (Capital IV). Capital IV was formed with the Company as Managing Director, with the Company contributing $349,992 for a 1 percent profits interest and certain key employees (Key Employees) contributed $8 for the remaining 99 percent profits interest in Capital IV. The Key Employees’ profits interest vests in 20 percent increments annually on December 31 from 2005 through 2009. In the event a Key Employee ceases to be an employee of the Company or any of its affiliates or subsidiaries, any unvested portion will become the interest of the Company. Capital IV acquired a 1.4 Class A Membership Interests in CBW/Designer Apparel Investors, LLC (“CBW Designer Apparel”) for $350,000. CBW Designer Apparel owns a 2.65 percent fully diluted common stock equity interest in Loehmann’s Holdings, Inc. (“Loehmann’s”). The Company provided certain corporate finance services for CBW Designer Apparel in 2004 and received a fee of $200,000, plus reimbursement of out of pocket expenses advanced. Loehmann’s is also a client of the Company for which the Company performed certain corporate finance services in 2004 and received a fee of $2,500,000. During 2004, certain affiliates of the members of the Company also invested an additional $150,000 in Loehmann’s. In addition, the Company has a management services agreement with Loehmann’s whereby it receives $30,000 per quarter to perform certain management services.

Although the Company currently owns only 1 percent of the profits interest of Capital I, Capital II, Capital III, and Capital IV, as Managing Director, it has control over the day to day operations and key decision making of each entity, and therefore, the Company includes the accounts of Capital I, Capital II, Capital III, and Capital IV in its consolidated financial statements.

Note 4 Members’ Equity

Effective December 31, 2003, the Company entered into an agreement to retire a member’s (White; referred to herein as a former member) 22.2223 percent membership interest in the Company. The Company paid the former member, in January 2004, $1,300,000 plus other amounts totaling $145,993 in redemption of the membership interest. The amount by which the payments exceeded the former member’s capital account balance, $485,630, has been applied as a reduction to the capital accounts of the two remaining members, Casas and Benjamin, based upon their pro rata interests before White’s departure.

Casas, Benjamin & White, LLC

Notes to the Consolidated Financial Statements

Effective January 1, 2004, the Company’s operating agreement was amended and restated for the change in ownership. Casas and Benjamin were each assigned a 50 percent membership interest in the Company, and a distribution was made to Casas in an amount necessary to achieve proportionate capital account balances.

Note 5 Lease Commitments

The Company leases certain facilities and computer and office equipment under operating leases. Rental expenses were approximately $257,000, $227,000 and $252,000 for the years ended December 31, 2004, 2003 and 2002, respectively. The approximate future minimum rental payments under noncancelable operating leases with initial terms of one year or more are as follows at December 31, 2004:

2005	$214,000
2006	220,000
2007	182,000
2008	130,000
2009	44,000

$790,000

The office space in Atlanta, Georgia is leased from a related party, Bock, Benjamin and Company, Inc. Total rent paid to Bock, Benjamin and Company, Inc. was $85,415, $64,705 and $85,890 for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company previously delivered an irrevocable letter of credit in the amount of $116,875 to the primary landlord expiring on May 31, 2009 related to its Atlanta, Georgia lease for office space. In 2004 the letter of credit was returned to the Company and cancelled.

Note 6 Self-Employed Pension Plan

The Company participates in a Self-Employed Pension Plan (SEP) under which it is required to make annual contributions on behalf of participating employees at 15 percent of their gross salary. The contributions vest immediately. Total contributions for the years ended December 31, 2004, 2003 and 2002, were $371,654, $330,252 and $339,175, respectively.

Note 7 Contingencies

The Company is subject to legal actions arising in the ordinary course of business. In the opinion of management, the resolution of such matters will not have a material adverse effect on the Company’s financial position or results of operations.

Casas, Benjamin & White, LLC

Notes to the Consolidated Financial Statements

Note 8 Subsequent Event

On February 9, 2005, Navigant Consulting, Inc. (NCI), a publicly-traded company, purchased substantially all of the business, operations and assets of the Company for $38,000,000 in cash paid at closing plus the future delivery of NCI common stock shares with an estimated value of $9,500,000, in accordance with the terms of an Asset Purchase Agreement (Agreement). NCI also assumed certain liabilities of the Company. Assets excluded from the purchase include cash and cash equivalents, investments and certain other items as set forth in the Agreement.

In each of February 2006, 2007 and 2008, NCI will issue and deliver to the Company common stock shares in an amount equivalent to the sum of 65,136 shares plus an amount determined by dividing $1,583,333 by the average closing share price for each of the three 10-day periods ending five days before each date such shares are to be delivered.

Item 9.01.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is presented to show the estimated effects of the acquisition of Casas, Benjamin & White, LLC (“CBW”) by Navigant Consulting, Inc. (“Company” or “NCI”).

The pro forma combined statement of income combines the respective statements of income as if the acquisition of CBW had occurred at the beginning of the periods presented. The unaudited pro forma combined statement of income is based on the assumptions and adjustments described in the accompanying notes. Additionally, the pro forma statements include the results for Tucker Alan, Inc. (“TAI”), acquired by the Company on January 30, 2004, as if the TAI acquisition had occurred at January 1, 2004.

The pro forma adjustments, which give effect to the acquisitions, are based upon the purchase method of accounting and upon the assumptions as set forth in the accompanying notes. This pro forma combined financial information should be read in conjunction with the historical financial statements of the Company, filed as a part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and the historical financial statements of CBW, which are contained herein.

The unaudited pro forma combined statement of income is not necessarily indicative of the operating results that would have occurred had the acquisitions been consummated at the beginning of the periods. Therefore, this unaudited pro forma combined financial statement should not be construed as representative of future operations. For purpose of preparing the Company’s consolidated financial statements subsequent to the acquisition, the Company will establish a new basis for CBW’s assets and liabilities based upon the fair values thereof and the aggregate purchase price, including the costs of the acquisition. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not been completed. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma combined financial information are preliminary and have been made solely for purposes of developing such pro forma combined information. The Company has undertaken a study to determine the fair value of certain of CBW’s assets and liabilities and will make the appropriate purchase accounting adjustments upon the completion of the study. The actual financial position and results of operations may differ, perhaps significantly, from the pro forma amounts reflected herein.

UNAUDITED PRO FORMA NAVIGANT CONSULTING INC AND SUBSIDIARIES

COMBINED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(In thousands, except per share data)

	NCI	Tucker Alan Inc.	Subtotal	CBW	Pro forma Adjustment		Pro forma NCI
Revenues before reimbursements	$426,867	$5,143	$432,010	$20,683	$—		$452,693
Reimbursements	55,252	244	55,496	1,273	—		56,769

Total Revenues	482,119	5,387	487,506	21,956	—		509,462

Cost of services before reimburseable expenses	248,954	2,988	251,942	4,426	3,775	(a)	260,143
Reimburseable expenses	55,252	244	55,496	1,273	—		56,769

Total costs of services	304,206	3,232	307,438	5,699	3,775		316,912

General and administrative expenses	84,673	1,016	85,689	1,156			86,845
Stock-based compensation expense	9,589	—	9,589	—	629	(a)	10,218
Depreciation expense	8,312	35	8,347	91	—		8,438
Amortization expense	3,562	176	3,738	—	3,732	(b)	7,470
Restructuring costs	1,476	—	1,476	—	—		1,476

Operating income (loss)	70,301	928	71,229	15,010	(8,136)		78,103

Other income (expense), net	(1,864)	(90)	(1,954)	204	—		(1,750)

Income (loss) before income taxes	68,437	838	69,275	15,214	(8,136)		76,353

Income tax expense (benefit)	28,062	348	28,410	—	2,937	(c)	31,347

Net income (loss)	$40,375	$490	$40,865	$15,214	$(11,073)		$45,006

Basic income per share:			—
Net income per basic share	$0.86		$0.86				$0.95
Shares used in computing net income per basic share	47,187	301	47,488				47,488

Diluted income per share:
Net income per diluted share	$0.80		$0.80				$0.87
Shares used in computing net income per diluted share	50,247	1,055	51,302	391			51,693

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

The accompanying pro forma statement of income for the year ended December 31, 2004 combine the Company’s consolidated statements of income for the year then ended with the statement of income of CBW for the year then ended and the statements of income of TAI for the period from January 1, 2004 through January 30, 2004 (TAI’s results after January 31, 2004 are included in the Company’s results), as if the acquisitions had been consummated as of the beginning of each year.

(a) This adjustment to CBW’s results of operations reflects adjustments to reflect anticipated increases in base salaries, the addition of base salaries for certain members of the Limited Liability Company, stock-based compensation expense provided to employees, plus adjustments of incentive compensation amounts for CBW that reflect an estimate of the amounts the employees of CBW would have received based on the Company’s incentive compensation plans in place as of a certain date.

(b) This adjustment is an estimate of the amortization expense for identifiable intangibles acquired in the purchase of CBW, such as customer lists, revenue backlog and non-competition agreements.

(c) This adjustment represents Federal and State income taxes that would have been recorded by CBW in 2004 had it not been a Subchapter S corporation and had it instead been required to pay Federal and State income taxes. The pro forma adjustment to income taxes represent the adjustment of CBW’s effective tax rate to an estimated 41.5 percent, which is comparable to the Company’s effective tax rate. This pro forma tax adjustment is calculated based on the pro forma results of CBW for 2004.

The pro forma income statement do not reflect alternative or additional pro forma adjustments related to a variety of issues such as cost savings from synergies that may be realized, integration costs to be incurred subsequent to the acquisitions, changes in employee benefit plans, alternative incentive compensation plans in place within the Company at various times, as well as other operational and client related items that may have been considered. Certain client projects included in revenue and expense might have been forgone for various reasons.

UNAUDITED PROFORMA NAVIGANT CONSULTING, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004

(In thousands)

	NCI	CBW	Pro forma Adjustments		Pro forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$36,897	$680	$(680	)(1)	$8,897
			$(28,000	)(2)
Accounts receivable, net	111,157	952			112,109
Assets held for sale	5,816	—			5,816
Prepaid expenses and other current assets	5,633	47			5,680
Income taxes receivable	1,713	—			1,713
Deferred income tax assets	5,142	—			5,142

Total current assets	166,358	1,679	(28,680)		139,357
Property and equipment, net	27,381	230			27,611
Goodwill and intangible assets, net	224,845	—	46,040	(4)	270,885
Deferred income tax assets, non-current	—	—			—
Other assets	223	1,680	(1,680	)(1)	223

Total assets	$418,807	$3,589	$15,680		$438,076

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$0	$0	$10,000	(2)	$10,000
Accounts payable and accrued liabilities	14,117	268			14,385
Accrued compensation-related costs	62,580	—			62,580
Income taxes payable	—	—			—
Other current liabilities	41,188	613			41,801

Current liabilities	117,885	881	10,000		128,766

Non-current liabilities
Deferred income tax liabilities, non-current	1,618	—			1,618
Other non-current liabilities	10,630	—			10,630

Non-current liabilities	12,248	—			12,248

Total liabilities	130,133	881	10,000		141,014

Stockholders’ equity:
Common stock, $.001 par value per share; 75,000 shares authorized; 47,868 and 44,922 shares issued and outstanding at December 31, 2004 and 2003	53	—			53

Preferred stock, $.001 par value per share; 3,000 shares authorized; no shares issued or outstanding	—	—			—
Additional paid-in capital	444,827	—			444,827
Deferred stock issuance, net	19,612	—	8,388	(3)	28,000
Deferred compensation — restricted stock, net	(11,020)	—			(11,020)
Treasury stock	(63,853)	—			(63,853)
Accumulated deficit	(101,270)	2,708	(2,708	)(1)	(101,270)
Accumulated other comprehensive income	325	—			325

Total stockholders’ equity	288,674	2,708	5,680		297,062

Total liabilities and stockholders’ equity	$418,807	$3,589	$15,680		$438,076

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

(1)	This adjustment is to remove from the combined balance sheet certain assets that were not included and liabilities that were not assumed in the asset purchase agreement between the Company and CBW as follows:

Cash and cash equivalents	680
Other assets ( Investments)	1,680
Accumulated Deficit (Members’ Equity)	2,708

(2)	This adjustment is to record the cash funding of the cash payment due at closing in the amount of $38,000, with $10,000 in bank borrowing and the remainder paid from cash on hand.

(3)	This adjustment is to record the Company’s common stock which will be issued on February 8, 2006, 2007 and 2008, as noted in the asset purchase agreement between the Company and CBW, which is included in the 8-K filing of the Company dated February 8, 2005.

(4)	This adjustment is to preliminarily record the goodwill and intangible assets purchased based on the asset purchase agreement between the Company and CBW, which is included in this 8-K filing of the Company dated February 8, 2005.

Item 9.01.

(c ) Exhibits

(a)	The following exhibits are filed with the Form 8-K/A:

Exhibit 23.1 – Consent of Altschuler, Melvoin and Glasser LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Ben W. Perks
Ben W. Perks
Executive Vice President and Chief
Financial Officer

Date: April 28, 2005